Exhibit 99.3

COUSINS PROPERTIES TO MERGE WITH PARKWAY PROPERTIES AND SIMULTANEOUSLY SPIN-OFF COMBINED HOUSTON ASSETS INTO A NEW PURE PLAY PUBLICLY-TRADED REIT

Transactions Intended to Unlock Value by Creating Two Independent REITs

with Differentiated Strategies

Cousins Properties Becomes Premier Sun Belt Urban Office REIT with Increased Scale,

Enhanced Diversification, and a Leading Class A Office Portfolio in High Growth Markets

“HoustonCo”, Led by Parkway Properties CEO Jim Heistand, will Own a Class A Portfolio in Houston; With

Strong Balance Sheet, Significant Liquidity, and Demonstrated Operating Expertise, HoustonCo Will Be

Positioned for Future Growth Opportunities

ATLANTA, GA and ORLANDO, FL, April 29, 2016 – Cousins Properties Incorporated (NYSE: CUZ) (“Cousins”) and Parkway Properties, Inc. (NYSE: PKY) (“Parkway”) today announced they have entered into a definitive agreement for a stock-for-stock merger and the simultaneous spin-off of the Houston-based assets of both companies into a new publicly-traded REIT (“HoustonCo”). The transactions will result in two independent and internally-managed office REITs: a larger and more diverse Cousins, which will continue its strategy of owning Class A office towers in high-growth urban Sun Belt markets, and a new, well-capitalized HoustonCo seeded with a Class A office portfolio and led by seasoned management team.

Under the terms of the agreement, Parkway shareholders will receive 1.63 shares of Cousins stock for each share of Parkway stock they own. Immediately upon the merger’s completion, the combined company will effect a taxable spin-off of HoustonCo via a special dividend distributed pro rata to its shareholders. The spin-off will provide investors with the ability to control their asset allocation decision, including the opportunity to invest in a high quality, well-capitalized REIT focused on Houston that is positioned to take advantage of the expected recovery in the energy sector.

Upon completion of the spin-off, Cousins and Parkway shareholders will own approximately 52% and 48%, respectively, of both Cousins and HoustonCo. The transactions have been approved unanimously by the Boards of Directors of both companies. Affiliates of TPG, which own approximately 21% of the outstanding common stock of Parkway, have agreed to vote in favor of the transactions.

“These creative transactions continue Cousins’ heritage as a proven ‘sharpshooter’ in the growing Sun Belt markets, deepening our presence in Atlanta, Austin and Charlotte and establishing a strong presence in Phoenix, Orlando and Tampa. We firmly believe our shareholders will benefit by having an expanded portfolio of office towers in key urban submarkets, greater tenant and geographic diversity and enhanced access to the capital markets,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins. “At the same time, we believe that unlocking the value in our Houston portfolio allows us to capitalize on that market’s eventual resurgence through the creation of HoustonCo.”

Jim Heistand, Chief Executive Officer of Parkway, stated, “We believe these compelling strategic transactions demonstrate our continued commitment to enhancing shareholder value by creating two separate and highly-focused REITs with strong balance sheets and clear investment strategies. I could not be more excited to join my colleagues to launch this new company poised for success. Our properties are located in what we view as the strongest Houston submarkets, with a diversified roster of quality tenants and limited near-term lease expirations. We believe HoustonCo will thrive due to its strong, flexible balance sheet and a seasoned management team that has a history of delivering excellent results for its shareholders.”

Cousins Properties

After completion of the two transactions, Cousins’ portfolio will encompass 41 high-quality properties comprising 15.8 million square feet of rentable space in Atlanta, Austin, Charlotte, Phoenix, Orlando, and Tampa. The company will operate in markets that are currently experiencing rent, employment and population growth ahead of the U.S. national average, and with low levels of new office space construction. Consistent with the company’s current strategy, Cousins will remain focused on maintaining its conservative, simple balance sheet.

Cousins will continue to be led by President and Chief Executive Officer Larry Gellerstedt and the existing senior management team. Taylor Glover will continue to Chair Cousins’ Board of Directors, which will consist of five current Cousins directors and four current Parkway directors, including one TPG representative.

HoustonCo

HoustonCo will commence operations with five Class A office properties encompassing 8.7 million rentable square feet in the attractive Galleria, Greenway and Westchase submarkets of Houston. The company will have a diverse roster of large and credit-worthy tenants across different industries with limited near-term lease expirations.

HoustonCo is expected to have a conservative balance sheet with $150 million of cash surplus on hand plus an additional $50 million undrawn credit facility, which will position it to opportunistically pursue investments without the need for additional external capital in the near-term. HoustonCo has received new credit facility commitments from Bank of America, Wells Fargo and JP Morgan.

HoustonCo will be led by Parkway Chief Executive Officer Jim Heistand and several members of the existing Parkway senior management team. Jim Thomas, Parkway’s current Chairman, will Chair HoustonCo’s Board of Directors, which will consist of four current Parkway directors, including two TPG representatives, and three directors chosen by Cousins.

Additional Transaction Details

Anticipated Synergies and Earnings Impact: Annual net G&A savings are anticipated to be approximately $18 million after giving effect to the merger and spin-off. These savings are expected to be derived primarily by the elimination of duplicative operating costs in the markets where both companies have a presence. In addition, both companies expect to realize immediate operational and leasing synergies through increased market scale, enabling each company to leverage pricing power in lease and vendor negotiations, to attract, hire and retain best-in-class local teams, to capitalize on emerging investment opportunities and to create flexibility to meet changing tenant space demands. The transactions are expected to be generally FFO per share neutral in 2017.

Dividend Policy: Each company will continue its current dividend policy until the close of the transactions.

Timing and Closing: The transactions are expected to close in the fourth quarter of 2016 and are conditioned on approval by the shareholders of both companies, and other customary closing conditions. Following the merger and spin-off, both companies intend to operate as UPREITs. HoustonCo will apply to be listed on the New York Stock Exchange and will announce its official name and ticker symbol on or before the completion of the spin-off.

Advisors

Goldman, Sachs & Co. and J.P. Morgan Securities LLC acted as financial advisors to Cousins Properties, and Wachtell Lipton Rosen & Katz served as legal counsel. The Eastdil Secured group of Wells Fargo Securities, LLC and BofA Merrill Lynch acted as financial advisors to Parkway, and Hogan Lovells US LLP served as legal counsel.

Webcast and Conference Call Information

Cousins Properties and Parkway Properties will hold a joint conference call on April 29, 2016 at 8:30 am ET to discuss the transactions. To participate in the conference call, please dial (866) 547-1509 or (920) 663-6208 for international participants. The Conference ID Number is 1584000. Interested parties can join the live webcast of the conference call by accessing the investor relations section of Cousins Properties’ website at www.cousinsproperties.com and of Parkway Properties’ website at www.pky.com. A replay of the conference call will be available through May 12, 2016 by calling (800) 585-8367 or (404) 537-3406 and using the Conference ID Number 1584000 or on the investor relations sections of the Cousins Properties and Parkway Properties websites. An investor presentation regarding the transactions will be available in the investor relations sections of each company’s website.

About Cousins Properties Incorporated

Cousins Properties Incorporated is a fully integrated, self-administered and self-managed real estate investment trust (REIT). Cousins Properties, based in Atlanta, GA, primarily invests in Class-A office assets located in high growth Sun Belt markets, with a focus on Georgia, Texas and North Carolina. Cousins has a comprehensive strategy in place based on a simple platform, trophy assets and opportunistic investments. For more information, please visit www.cousinsproperties.com.

About Parkway Properties

Parkway Properties, Inc. is a fully integrated, self-administered and self-managed real estate investment trust specializing in the acquisition, ownership, development and management of quality office properties in higher growth submarkets in the Sun Belt region of the United States. Parkway owns or has an interest in 36 office properties located in six states with an aggregate of approximately 14.3 million square feet of leasable space as of January 1, 2016. Fee-based real estate services are offered through wholly owned subsidiaries of Parkway, which in total manage and/or lease approximately 2.7 million square feet for third-party owners as of January 1, 2016.

Contacts

Media

Sard Verbinnen & Co.

Hugh Burns/Delia Cannan/David Millar

(212) 687-8080

Cousins Properties Investors

Marli Quesinberry

Director of Investor Relations and Corporate Communications

(404) 407-1898

Parkway Properties Investors

David R. O’Reilly

Executive Vice President and Chief Financial Officer

(407) 650-0593

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”) and Parkway Properties, Inc. (“Parkway”) operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins and Parkway (“HoustonCo”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of HoustonCo on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and HoustonCo as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or HoustonCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transaction, Cousins intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.

Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.